UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5928

Smith Barney Small Cap Core Fund, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: December 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Smith Barney
Small Cap Core Fund, Inc.

E X P E R I E N C E

A N N U A L  R E P O R T

DECEMBER 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney Small Cap Core Fund, Inc.

Annual Report • December 31, 2005

What’s Inside
	Letter from the Chairman	1
	Manager Overview	1
	Fund at a Glance	5
	Fund Expenses	6
	Fund Performance	8
	Historical Performance	9
	Schedule of Investments	10
	Statement of Assets and Liabilities	21
	Statement of Operations	22
Fund Objective The Fund seeks long-term capital appreciation by investing principally in the stocks of companies with relatively small market capitalizations representing several industries and sectors.	Statements of Changes in Net Assets	23
	Financial Highlights	24
	Notes to Financial Statements	28
	Report of Independent Registered Public Accounting Firm	38
	Board Approval of Management Agreement	39
	Additional Information	45
	Additional Shareholder Information	48
	Important Tax Information	50

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.

For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices.

Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed growth stocks for the sixth consecutive calendar year, with

Smith Barney Small Cap Core Fund, Inc.	I

the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect whollyowned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

On or about April 7, 2006 the Smith Barney Small Cap Core Fund, Inc. will be renamed the Legg Mason Partners Small Cap Core Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II	Smith Barney Small Cap Core Fund, Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
v	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Smith Barney Small Cap Core Fund, Inc.	III

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Manager Overview

Special Shareholder Notice

Effective February 1, 2006 certain employees of Batterymarch Financial Management, Inc. (“Batterymarch”), a Legg Mason subsidiary, assumed portfolio management responsibility for the Fund as dual employees of TIMCO. Batterymarch manages approximately $14.7 billion in assets for corporate, public and Taft-Hartley plans, as well as foundations and endowments. In U.S. mandates, Batterymarch has approximately $10 billion in assets under management. In global and non-U.S. mandates, Batterymarch has approximately $4 billion in assets under management. Additionally, it is known for its long-term performance record. The five portfolio managers on Batterymarch’s U.S. Investment Team most responsible for the day-to-day management of the Fund are:

Charles Ko, CFA, Portfolio Manager

Charlie holds a BS from the Massachusetts Institute of Technology and an MBA from the Yale School of Management. He joined Batterymarch in 2000 and has seven years of investment experience.

Michael D. Soares, Portfolio Manager

Mike holds a BA from the University of Maine and an MBA from Bentley College. He joined Batterymarch in 1996 and has 11 years of investment experience.

Edward R. Miller, CFA, Portfolio Manager — US

Ed holds a BA from Dickinson College and an MBA from New York University. He joined Batterymarch in 2004 and has 19 years of investment experience.

Anthony C. Santosus, CFA, Portfolio Manager — US

Tony holds a BS from Northeastern University. He joined Batterymarch’s U.S. investment team in 2001 and has 20 years of investment experience.

Lisa A. Sebesta, CFA, Portfolio Manager — US

Lisa holds a BA from College of the Holy Cross and an MA from The Fletcher School of Law and Diplomacy. She joined Batterymarch in 2000 and has nine years of investment experience.

Q. What were the overall market conditions during the Fund’s reporting period?

A.  With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve (“Fed”)i has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	1

A positive sign for a sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal funds. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. Rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

Performance Review

For the 12 months ended December 31, 2005, Class A shares of the Smith Barney Small Cap Core Fund, Inc., excluding sales charges, returned 3.27%. These shares underperformed the Fund’s unmanaged benchmark, the Russell 2000 Index,ii which returned 4.55% for the same period. The Lipper Small-Cap Core Funds Category Average1 increased 6.42% over the same time frame.

Performance Snapshot as of December 31, 2005 (excluding sales charges) (unaudited)
	6 Months	12 Months
Small Cap Core Fund — Class A Shares	5.65%	3.27%
Russell 2000 Index	5.88%	4.55%
Lipper Small-Cap Core Funds Category Average	6.50%	6.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

The Fund has entered into a contractual expense reimbursement agreement with each of its co-distributors with respect to Class A shares of the Fund. Each co-distributor will reimburse the Fund to the extent that 12b-1 plan payments exceed expenses.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 5.12%, Class C shares returned 5.11% and Class Y shares returned 5.79% over the six months ended December 31, 2005. Excluding sales charges, Class B shares returned 2.45%, Class C shares returned 2.44% and Class Y shares returned 3.79% over the twelve months ended December 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 661 funds for the 6-month period and among the 638 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

[1] Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 638 funds in the Fund’s Lipper category, and excluding sales charges.

2	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Q. What were the most significant factors affecting Fund performance?

A. Our performance analysis indicated that stock selection was favorable in the health care and consumer discretionary sectors. With our quantitative discipline, we rely heavily on our proprietary stock selection model to rank stocks. However, our stock selection model generated only mixed results. The stocks that ranked high using our valuation factors performed well in the past year. Our valuation factors consist of traditional valuation metrics such as the earnings multiples and the price-to-cash flow ratio. The earnings multiple performed well particularly in health care and finance sectors. The price-to-cash flow ratio also produced slightly positive results and reversed its declining trend. The price-to-book ratio continued to post moderate gains, and contributed to the overall performance of the quantitative model.

Our performance analysis indicated that stock selection was difficult in the financials and information technology sectors. Among the earnings factors that we use in our quantitative stock selection model, the estimates revisions factor continued to be anemic but showed signs of improvement. The earnings surprise factor also struggled and detracted from performance. The earnings diffusion factor, however, contributed the most to the overall performance. The overall performance of our earnings factors could be attributed to a growing focus on earnings, as concerns on inflation began to diminish due to some recent economic data.

What were the leading contributors to performance?

A. In the health care sector, our overweight positions in Hologic Inc., Alpharma Inc., and Thoratec Corp. contributed positively to performance. In the consumer discretionary sector, we were helped by our holdings in Guess ? Inc., JOS A Bank Clothiers Inc., and Charming Shoppes Inc.

What were the leading detractors from performance?

A. In the financial sector, our overweight positions in First Bancorp of Puerto Rico, New Century Financial Corp., and Credit Acceptance Corp. hurt us. Similarly, in the information technology sector, we were negatively impacted by our overweight positions in Synaptics Inc., FARO Technologies Inc., and InterVoice Inc.

Q. Were there any significant changes to the Fund during the reporting period?

A.  There were no significant changes made to the Fund in the past year.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	3

Thank you for your investment in the Smith Barney Small Cap Core Fund, Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Small Cap Core Team

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Joy Global Inc. (0.9%), Hologic Inc. (0.9%), Cal Dive International Inc. (0.8%), Brightpoint Inc. (0.8%), Allegheny Technologies Inc. (0.8%), Alpharma Inc. (0.8%), Cimarex Energy Co. (0.7%), Jones Lang Lasalle Inc. (0.7%), Charming Shoppes Inc. (0.7%) and Thoratic Corp. (0.7%). Please refer to pages 10 through 20 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (21.0%), Information Technology (18.3%), Industrials (14.4%), Consumer Discretionary (14.2%) and Health Care (12.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stocks of small-cap companies often experience sharper price fluctuations than stocks of mid- and large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

4	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Fund at a Glance (unaudited)

As a Percent of Total Investments

Investment Breakdown

Financials

Information Technology

Industrials

Consumer Discretionary

Health Care

Energy

Materials

Utilities

Consumer Staples

Telecommunication Services

U.S. Government Obligation

Repurchase Agreement

21.0%

18.3%

14.4%

14.2%

12.0%

6.2%

5.4%

3.2%

2.4%

1.4%

0.1%

1.4%

25.0%

20.0%

15.0%

10.0%

5.0%

0.0%

December 31, 2005

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	5.65%	$1,000.00	$1,056.50	1.11%	$ 5.75
Class B	5.12	1,000.00	1,051.20	2.08	10.75
Class C	5.11	1,000.00	1,051.10	2.02	10.44
Class Y	5.79	1,000.00	1,057.90	0.83	4.31
(1)	For the six months ended December 31, 2005.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or backend sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.61	1.11%	$ 5.65
Class B	5.00	1,000.00	1,014.72	2.08	10.56
Class C	5.00	1,000.00	1,015.02	2.02	10.26
Class Y	5.00	1,000.00	1,021.02	0.83	4.23
(1)	For the six months ended December 31, 2005.
(2)

Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	7

Fund Performance

Average Annual Total Returns(1) (unaudited)
	Without Sales Charges(2)
	Class A(3)	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	3.27%	2.45%	2.44%	3.79%
Five Years Ended 12/31/05	5.98	5.15	5.15	6.45
Ten Years Ended 12/31/05	9.63	N/A	N/A	N/A
Inception* through 12/31/05	8.86	7.00	7.09	6.55
	With Sales Charges(4)
	Class A(3)	Class B	Class C	Class Y
Twelve Months Ended 12/31/05	(1.92)%	(1.76)%	1.60%	3.79%
Five Years Ended 12/31/05	4.89	4.99	5.15	6.45
Ten Years Ended 12/31/05	9.07	N/A	N/A	N/A
Inception* through 12/31/05	8.51	7.00	7.09	6.55

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (12/31/95 through 12/31/05)	150.85%
Class B (Inception* through 12/31/05)	77.91
Class C (Inception* through 12/31/05)	79.24
Class Y (Inception* through 12/31/05)	68.33
(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Prior to June 23, 1997, dividends were reinvested according to the Fund’s dividend reinvestment plan, thereafter at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1 .00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.

*	Inception dates for Class A, B, C and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.

8	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Small Cap Core Fund, Inc. vs. the Russell 2000 Index† (December 1995 - December 2005)

$30,000

25,000

20,000

15,000

10,000

5,000

0

12/95

12/96

12/97

12/98

12/99

12/00

12/01

12/02

12/04

12/03

$24,271

$23,830

Smith Barney Small Cap Core Fund, Inc. – Class A Shares

Russell 2000 Index

12/05

†

Hypothetical illustration of $10,000 invested on December 31, 1995, assuming reinvestment of all distributions, including returns of capital, if any, through December 31, 2005. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund’s dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2000 Index is comprised of 2,000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	9

Schedule of Investments (December 31, 2005)
SMITH BARNEY SMALL CAP CORE FUND, INC.
Shares	Security	Value

COMMON STOCKS — 98.5%
CONSUMER DISCRETIONARY — 14.2%
Auto Components — 1.3%
40,283	Aftermarket Technology Corp. *	$783,102
12,377	American Axle & Manufacturing Holdings Inc.	226,870
33,489	ArvinMeritor Inc.	481,907
12,703	Modine Manufacturing Co.	413,991
50,325	Tenneco Automotive Inc. *	986,873
	Total Auto Components	2,892,743
Automobiles — 0.4%
66,524	Fleetwood Enterprises Inc. *	821,571
Distributors — 0.1%
12,515	Handleman Co.	155,436
Diversified Consumer Services — 1.0%
40,848	Jackson Hewitt Tax Service Inc.	1,131,898
58,354	Sotheby’s Holdings Inc., Class A Shares *	1,071,380
	Total Diversified Consumer Services	2,203,278
Hotels, Restaurants & Leisure — 2.0%
52,686	Bluegreen Corp. *	832,439
30,307	Dominos Pizza Inc.	733,429
29,052	Jack in the Box Inc *	1,014,786
12,969	Landry’s Restaurants Inc.	346,402
90,203	Multimedia Games Inc *	834,378
14,612	Speedway Motorsports Inc.	506,598
	Total Hotels, Restaurants & Leisure	4,268,032
Household Durables — 1.7%
20,622	American Greetings Corp., Class A Shares	453,065
14,707	Beazer Homes USA Inc.	1,071,258
26,653	Jarden Corp. *	803,588
29,519	Stanley Furniture Co. Inc.	684,250
12,086	WCI Communities Inc. *	324,509
14,186	Yankee Candle Co. Inc.	363,162
	Total Household Durables	3,699,832
Internet & Catalog Retail — 0.8%
19,116	Insight Enterprises Inc. *	374,865
43,477	Priceline.com Inc. *	970,407
16,137	Stamps.com Inc. *	370,505
	Total Internet & Catalog Retail	1,715,777

See Notes to Financial Statements.

10	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Leisure Equipment & Products — 0.7%
53,210	Leapfrog Enterprises Inc. *	$619,896
25,710	Nautilus Inc.	479,749
10,200	RC2 Corp. *	362,304
	Total Leisure Equipment & Products	1,461,949
Media — 1.6%
57,883	Gray Television Inc.	568,411
40,450	Mediacom Communications Corp., Class A Shares *	222,070
43,811	Playboy Enterprises Inc., Class B Shares *	608,535
5,083	R.H. Donnelley Corp. *	313,214
83,742	Radio One Inc., Class D Shares *	866,730
29,452	Scholastic Corp. *	839,677
	Total Media	3,418,637
Specialty Retail — 3.9%
41,449	Aaron Rents Inc.	873,745
108,026	Charming Shoppes Inc. *	1,425,943
25,750	Guess? Inc. *	916,700
3,656	Guitar Center Inc. *	182,837
26,115	Jos. A. Bank Clothiers Inc. *	1,133,652
25,215	Lithia Motors Inc., Class A Shares	792,760
52,977	Payless ShoeSource Inc. *	1,329,723
45,724	Rent-Way Inc. *	292,176
28,398	Select Comfort Corp. *	776,685
19,990	Sports Authority Inc. *	622,289
	Total Specialty Retail	8,346,510
Textiles, Apparel & Luxury Goods — 0.7%
19,940	Phillips-Van Heusen Corp.	646,056
69,500	Stride Rite Corp.	942,420
	Total Textiles, Apparel & Luxury Goods	1,588,476
	TOTAL CONSUMER DISCRETIONARY	30,572,241
CONSUMER STAPLES — 2.4%
Food & Staples Retailing — 1.2%
42,919	Casey’s General Stores Inc.	1,064,391
7,965	Central European Distribution Corp *	319,715
14,732	Longs Drug Stores Corp.	536,098
26,250	Nash Finch Co.	668,850
	Total Food & Staples Retailing	2,589,054
Food Products — 0.6%
12,069	Chiquita Brands International Inc.	241,501
40,278	Gold Kist Inc. *	602,156
11,902	Sanderson Farms Inc.	363,368
	Total Food Products	1,207,025

See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	11

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Household Products — 0.2%
12,105	Central Garden and Pet Co. *	$556,104
Personal Products — 0.4%
49,790	NBTY, Inc. *	809,087
	TOTAL CONSUMER STAPLES	5,161,270
ENERGY — 6.2%
Energy Equipment & Services — 3.0%
50,123	Cal Dive International Inc. *	1,798,914
18,997	Dril-Quip Inc. *	896,658
16,333	Lone Star Technologies, Inc. *	843,763
97,965	Parker Drilling Co. *	1,060,961
47,680	Superior Energy Services Inc. *	1,003,664
22,192	Todco, Class A Shares *	844,628
	Total Energy Equipment & Services	6,448,588
Oil, Gas & Consumable Fuels — 3.2%
34,641	Cimarex Energy Co. *	1,489,910
6,714	Forest Oil Corp. *	305,957
34,097	Frontier Oil Corp.	1,279,660
113,114	Meridian Resource Corp. *	475,079
23,738	Remington Oil & Gas Corp. *	866,437
30,173	St Mary Land & Exploration Co.	1,110,668
18,709	Swift Energy Co. *	843,215
13,421	W&T Offshore Inc.	394,577
	Total Oil, Gas & Consumable Fuels	6,765,503
	TOTAL ENERGY	13,214,091
FINANCIALS — 21.0%
Capital Markets — 1.7%
53,643	Apollo Investment Corp.	961,819
15,840	Gladstone Capital Corp.	338,659
18,567	Investment Technology Group Inc. *	658,015
56,128	MCG Capital Corp.	818,908
45,245	SWS Group Inc.	947,430
	Total Capital Markets	3,724,831
Commercial Banks — 7.4%
58,858	Cardinal Financial Corp.	647,438
20,243	City Holding Co.	727,736
53,518	First BanCorp. of Puerto Rico	664,158
15,069	First Charter Corp.	356,533
18,843	First Community Bancorp of California	1,024,494
14,704	First Merchants Corp.	382,304
27,049	First Republic Bank	1,001,084
52,643	Hanmi Financial Corp.	940,204
13,191	Independent Bank Corp. (Massachusetts)	376,339

See Notes to Financial Statements.

12	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Commercial Banks — 7.4% (continued)
32,537	Independent Bank Corp. (Michigan)	$885,983
38,074	Irwin Financial Corp.	815,545
10,546	Mercantile Bank Corp.	406,021
50,298	Nara Bancorp Inc.	894,298
12,055	Prosperity Bancshares Inc.	346,461
13,986	Provident Bankshares Corp.	472,307
32,222	Southwest Bancorp of Oklahoma Inc.	644,440
38,954	Sterling Bancshares of Texas Inc.	601,450
23,548	Sterling Financial Corp. of Spokane	588,229
48,389	TrustCo Bank Corp. NY	600,991
15,518	UMB Financial Corp.	991,755
38,389	Umpqua Holdings Corp.	1,095,238
59,564	Wilshire Bancorp Inc.	1,023,905
5,781	Wintrust Financial Corp.	317,377
	Total Commercial Banks	15,804,290
Consumer Finance — 0.5%
41,477	Cash America International, Inc.	961,852
Insurance — 2.8%
18,526	American Physicians Capital Inc. *	848,305
15,996	FPIC Insurance Group Inc. *	555,061
39,732	Horace Mann Educators Corp.	753,319
17,162	Infinity Property & Casualty Corp.	638,598
12,487	LandAmerica Financial Group Inc.	779,189
45,594	Ohio Casualty Corp.	1,291,222
9,917	ProAssurance Corp. *	482,363
13,276	Stewart Information Services Corp.	646,143
	Total Insurance	5,994,200
REITs — 6.1%
11,304	Alexandria Real Estate Equities Inc.	909,972
31,439	Ashford Hospitality Trust Inc.	329,795
26,336	Colonial Properties Trust	1,105,585
31,887	Commercial Net Lease Realty Inc.	649,538
47,297	Digital Realty Trust Inc.	1,070,331
20,426	Entertainment Properties Trust	832,360
84,904	Equity Inns Inc.	1,150,449
29,370	Jones Lang LaSalle Inc.	1,478,779
6,640	Kilroy Realty Corp.	411,016
29,845	LaSalle Hotel Properties	1,095,908
112,174	MeriStar Hospitality Corp. *	1,054,436
9,612	Sovran Self Storage Inc.	451,476
37,081	Sunstone Hotel Investors Inc.	985,242
15,872	Tanger Factory Outlet Centers Inc.	456,161
46,390	Trammell Crow Co. *	1,189,904
	Total REITs	13,170,952

See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	13

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Thrifts & Mortgage Finance — 2.5%
17,637	Corus Bankshares Inc.	$992,434
10,218	Downey Financial Corp.	698,809
77,689	First Niagara Financial Group Inc.	1,124,160
46,727	Fremont General Corp.	1,085,468
26,310	TierOne Corp.	773,777
11,972	WSFS Financial Corp.	733,285
	Total Thrifts & Mortgage Finance	5,407,933
	TOTAL FINANCIALS	45,064,058
HEALTH CARE — 12.0%
Biotechnology — 3.8%
20,270	Albany Molecular Research Inc. *	246,280
29,681	Alkermes Inc. *	567,501
29,761	Applera Corp. - Celera Genomics Group *	326,181
64,736	Arqule Inc *	396,184
35,778	Cubist Pharmaceuticals Inc. *	760,282
73,471	CuraGen Corp. *	226,291
97,481	Isis Pharmaceuticals Inc. *	510,800
50,443	Luminex Corp *	586,148
17,001	Neurocrine Biosciences Inc. *	1,066,473
25,876	Pharmion Corp. *	459,816
39,646	Regeneron Pharmaceuticals, Inc. *	632,354
56,770	Tanox Inc. *	929,325
14,042	Techne Corp. *	788,458
9,165	United Therapeutics Corp. *	633,485
	Total Biotechnology	8,129,578
Health Care Equipment & Supplies — 3.8%
18,632	Biosite Inc. *	1,048,795
36,906	Greatbatch Inc. *	959,925
50,784	Hologic Inc. *	1,925,729
28,321	Mentor Corp	1,305,032
68,447	Thoratec Corp. *	1,416,169
32,881	TriPath Imaging Inc. *	198,601
45,721	Viasys Healthcare Inc. *	1,175,030
	Total Health Care Equipment & Supplies	8,029,281
Health Care Providers & Services — 2.8%
25,496	Amedisys Inc. *	1,076,951
9,007	Cerner Corp. *	818,826
43,297	Dendrite International Inc. *	623,910
21,971	Genesis HealthCare Corp. *	802,381
42,048	Odyssey Healthcare Inc. *	783,775
28,622	Per-Se Technologies Inc. *	668,610

See Notes to Financial Statements.

14	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Health Care Providers & Services — 2.8% (continued)
48,866	Res-Care Inc. *	$848,803
13,116	United Surgical Partners International Inc. *	421,679
	Total Health Care Providers & Services	6,044,935
Pharmaceuticals — 1.6%
57,076	Alpharma, Inc., Class A Shares	1,627,237
46,878	First Horizon Pharmaceutical Corp. *	808,645
5,367	Kos Pharmaceuticals Inc. *	277,635
44,371	Salix Pharmaceuticals Ltd. *	780,042
	Total Pharmaceuticals	3,493,559
	TOTAL HEALTH CARE	25,697,353
INDUSTRIALS — 14.4%
Aerospace & Defense — 2.0%
21,574	Armor Holdings Inc. *	920,131
55,118	BE Aerospace Inc *	1,212,596
21,184	Ceradyne Inc. *	927,859
3,514	Curtiss-Wright Corp.	191,865
13,022	DRS Technologies Inc.	669,591
4,193	Herley Industries Inc. *	69,227
20,229	Mercury Computer Systems Inc. *	417,324
	Total Aerospace & Defense	4,408,593
Air Freight & Logistics — 0.5%
29,799	EGL Inc. *	1,119,548
Airlines — 1.0%
24,320	Alaska Air Group Inc. *	868,710
31,854	Republic Airways Holdings Inc. *	484,181
28,422	SkyWest Inc.	763,415
	Total Airlines	2,116,306
Building Products — 0.8%
47,349	Apogee Enterprises Inc.	768,001
38,300	Griffon Corp. *	911,923
	Total Building Products	1,679,924
Commercial Services & Supplies — 2.8%
21,961	FTI Consulting Inc. *	602,610
21,857	John H. Harland Co.	821,823
38,343	Kforce Inc. *	427,908
36,431	Phh Corp. *	1,020,797
14,617	Portfolio Recovery Associates Inc. *	678,813
34,283	Resources Connection Inc. *	893,415
85,560	Sirva Inc. *	684,480
32,791	SOURCECORP Inc. *	786,328
	Total Commercial Services & Supplies	5,916,174

See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	15

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Construction & Engineering — 1.1%
16,949	Granite Construction Inc.	$608,638
39,999	Perini Corp. *	965,976
21,485	URS Corp. *	808,051
	Total Construction & Engineering	2,382,665
Electrical Equipment — 1.3%
53,393	General Cable Corp. *	1,051,842
15,087	Genlyte Group Inc. *	808,210
28,109	Regal-Beloit Corp.	995,059
	Total Electrical Equipment	2,855,111
Machinery — 3.2%
58,571	AGCO Corp. *	970,522
23,633	Gardner Denver Inc. *	1,165,107
48,791	Joy Global Inc.	1,951,640
29,187	Lincoln Electric Holdings Inc.	1,157,556
9,765	Trinity Industries, Inc.	430,344
43,438	Wabtec Corp.	1,168,482
	Total Machinery	6,843,651
Road & Rail — 1.0%
10,950	Arkansas Best Corp.	478,296
29,332	Genesee & Wyoming Inc., Class A Shares *	1,101,417
31,775	Marten Transport Ltd. *	578,931
	Total Road & Rail	2,158,644
Trading Companies & Distributors — 0.7%
8,728	Hughes Supply, Inc.	312,899
27,650	WESCO International, Inc. *	1,181,484
	Total Trading Companies & Distributors	1,494,383
	TOTAL INDUSTRIALS	30,974,999
INFORMATION TECHNOLOGY — 18.3%
Communications Equipment — 2.3%
42,897	ADTRAN Inc.	1,275,757
38,865	Arris Group Inc. *	368,052
34,894	Avocent Corp. *	948,768
33,910	CommScope Inc. *	682,608
92,881	Powerwave Technologies Inc. *	1,167,514
13,022	SafeNet Inc. *	419,569
4,155	ViaSat Inc. *	111,063
	Total Communications Equipment	4,973,331
Computers & Peripherals — 1.8%
49,510	Electronics for Imaging Inc. *	1,317,461
38,823	Emulex Corp. *	768,307
13,821	Imation Corp.	636,733

See Notes to Financial Statements.

16	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Computers & Peripherals — 1.8% (continued)
115,026	Mcdata Corp., Class A Shares *	$437,099
15,808	Palm Inc. *	502,694
35,064	Presstek Inc. *	316,979
	Total Computers & Peripherals	3,979,273
Electronic Equipment & Instruments — 2.1%
91,880	Aeroflex Inc. *	987,710
21,926	Agilysys Inc.	399,492
62,126	Brightpoint Inc. *	1,722,754
16,894	Paxar Corp. *	331,629
44,559	Plexus Corp. *	1,013,272
	Total Electronic Equipment & Instruments	4,454,857
Internet Software & Services — 2.2%
85,883	CNET Networks Inc. *	1,261,621
45,200	CyberSource Corp. *	298,320
42,332	Digitas Inc. *	529,997
75,377	SonicWALL Inc. *	596,986
24,190	United Online Inc.	343,982
53,357	ValueClick Inc. *	966,295
31,634	WebEx Communications Inc. *	684,243
	Total Internet Software & Services	4,681,444
IT Services — 1.9%
48,855	CSG Systems International Inc. *	1,090,444
27,220	Forrester Research Inc. *	510,375
16,239	iPayment Holdings Inc. *	674,243
47,829	MoneyGram International, Inc.	1,247,380
29,533	TNS Inc. *	566,443
	Total IT Services	4,088,885
Semiconductors & Semiconductor Equipment — 4.7%
31,230	Cohu Inc.	714,230
31,820	Cymer Inc. *	1,129,928
18,332	Genesis Microchip Inc. *	331,626
44,278	Micrel Inc. *	513,625
41,346	Microsemi Corp. *	1,143,631
56,455	Microtune Inc. *	235,417
39,514	MKS Instruments Inc. *	706,906
44,156	Photronics Inc. *	664,989
17,594	PortalPlayer Inc. *	498,262
31,197	Silicon Image Inc. *	282,333
23,709	Supertex Inc. *	1,049,123
51,500	Trident Microsystems Inc. *	927,000
17,369	Varian Semiconductor Equipment Associates Inc. *	763,020
66,573	Zoran Corp. *	1,079,148
	Total Semiconductors & Semiconductor Equipment	10,039,238

See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	17

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

Software — 3.3%
14,062	Blackboard Inc. *	$407,517
13,993	EPIQ Systems Inc. *	259,430
75,542	Intervoice Inc. *	601,314
47,787	Magma Design Automation Inc *	401,889
16,517	MICROS Systems Inc. *	798,101
20,510	Progress Software Corp. *	582,074
70,695	Quest Software Inc. *	1,031,440
981,378	Storagenetworks Inc. (a)*	1
54,438	THQ Inc. *	1,298,346
39,439	Transaction Systems Architects Inc., Class A Shares *	1,135,449
14,286	Ulticom Inc. *	140,146
19,870	Witness Systems Inc. *	390,843
	Total Software	7,046,550
	TOTAL INFORMATION TECHNOLOGY	39,263,578
MATERIALS — 5.4%
Chemicals — 1.3%
24,102	Albemarle Corp.	924,312
7,273	FMC Corp. *	386,705
30,635	H.B. Fuller Co.	982,465
21,996	OM Group Inc. *	412,645
	Total Chemicals	2,706,127
Construction Materials — 0.9%
9,740	Eagle Materials Inc.	1,191,786
21,938	Headwaters Inc. *	777,483
	Total Construction Materials	1,969,269
Containers & Packaging — 0.6%
38,522	Crown Holdings Inc. *	752,335
11,835	Silgan Holdings Inc.	427,480
	Total Containers & Packaging	1,179,815
Metals & Mining — 2.3%
47,058	Allegheny Technologies Inc.	1,697,853
35,138	Commercial Metals Co.	1,319,080
5,191	Quanex Corp.	259,394
19,521	Reliance Steel & Aluminum Co.	1,193,124
14,102	Steel Dynamics, Inc.	500,762
	Total Metals & Mining	4,970,213
Paper & Forest Products — 0.3%
47,386	Glatfelter	672,407
	TOTAL MATERIALS	11,497,831

See Notes to Financial Statements.

18	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)
Shares	Security	Value

TELECOMMUNICATION SERVICES — 1.5%
Diversified Telecommunication Services — 1.1%
32,789	Golden Telecom Inc.	$851,202
40,374	Rcn Corp. *	946,770
50,042	Time Warner Telecom Inc., Class A Shares *	492,914
	Total Diversified Telecommunication Services	2,290,886
Wireless Telecommunication Services — 0.4%
56,495	Price Communications Corp. *	840,081
	TOTAL TELECOMMUNICATION SERVICES	3,130,967
UTILITIES — 3.1%
Electric Utilities — 1.1%
45,837	Cleco Corp.	955,701
33,564	Otter Tail Corp.	972,685
39,349	Sierra Pacific Resources *	513,111
	Total Electric Utilities	2,441,497
Gas Utilities — 0.9%
35,625	Energen Corp.	1,293,900
15,873	South Jersey Industries Inc.	462,539
10,792	Southern Union Co. *	255,015
	Total Gas Utilities	2,011,454
Independent Power Producers & Energy Traders — 0.3%
21,082	Black Hills Corp.	729,648
Multi-Utilities — 0.8%
23,055	Avista Corp.	408,304
38,021	NorthWestern Corp.	1,181,313
	Total Multi-Utilities	1,589,617
	TOTAL UTILITIES	6,772,216
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $177,997,669)	211,348,604

See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	19

Schedule of Investments (December 31, 2005) (continued)
Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 1.5%
U.S. Government Obligation — 0.1%
$250,000	U.S. Treasury Bills, 3.816% due 3/16/06 (b)(c)(d) (Cost — $248,057)	$248,050
Repurchase Agreement — 1.4%
2,938,000

Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity - $2,939,387; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500%

	due 1/5/06 to 11/15/15; Market value — $2,996,781) (b) (Cost — $2,938,000)	2,938,000
	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $3,186,057)	3,186,050
	TOTAL INVESTMENTS — 100.0% (Cost — $181,183,726#)	214,534,654
	Liabilities in Excess of Other Assets — (0.0)%	(101,964)
	TOTAL NET ASSETS — 100.0%	$214,432,690
*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(d)	Yield to maturity on date of purchase.
#	Aggregate cost for federal income tax purposes is $181,546,074.

Abbreviation used in this schedule:

REIT – Real Estate Investment Trust

See Notes to Financial Statements.

20	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Statement of Assets and Liabilities (December 31, 2005)
ASSETS:
Investments, at value (Cost — $181,183,726)	$214,534,654
Cash	962
Dividends and interest receivable	232,947
Receivable for Fund shares sold	57,186
Prepaid expenses	22,357
Total Assets	214,848,106
LIABILITIES:
Payable for Fund shares repurchased	113,910
Management fee payable	98,231
Administration fee payable	43,762
Transfer agent fees payable	26,448
Distribution fees payable (Notes 2 and 4)	18,637
Payable to broker — variation margin on open futures contracts	4,750
Deferred compensation payable	3,020
Directors’ fees payable	1,398
Accrued expenses	105,260
Total Liabilities	415,416
Total Net Assets	$214,432,690
NET ASSETS:
Par value (Note 6)	$14,945
Paid-in capital in excess of par value	176,814,493
Undistributed net investment income	40,761
Accumulated net realized gain on investments and futures contracts	4,252,478
Net unrealized appreciation on investments and futures contracts	33,310,013
Total Net Assets	$214,432,690
Shares Outstanding:
Class A	2,545,750
Class B	1,137,294
Class C	1,384,321
Class Y	9,878,076
Net Asset Value:
Class A (and redemption price)	$14.21
Class B*	$12.96
Class C*	$12.96
Class Y (and redemption price)	$14.74
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$14.96
*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	21

Statement of Operations (For the year ended December 31, 2005)
INVESTMENT INCOME:
Dividends	$2,468,200
Interest	190,945
Income from securities lending (Note 1)	188,881
Less: Foreign taxes withheld	(2,640)
Total Investment Income	2,845,386
EXPENSES:
Management fee (Note 2)	1,955,732
Distribution fees (Notes 2 and 4)	456,758
Administration fees (Note 2)	300,882
Transfer agent fees (Notes 2 and 4)	131,487
Registration fees	62,617
Legal fees	60,196
Shareholder reports (Note 4)	58,702
Custody fees	42,053
Audit and tax	25,000
Insurance	13,052
Directors’ fees	4,522
Miscellaneous expenses	5,043
Total Expenses	3,116,044
Less: Distribution fees reimbursement (Note 4)	(19,278)
Net Expenses	3,096,766
Net Investment Loss	(251,380)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investments	77,077,015
Futures contracts	351,800
Net Realized Gain	77,428,815
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(73,160,894)
Futures contracts	(104,085)
Change in Net Unrealized Appreciation/Depreciation	(73,264,979)
Net Gain on Investments and Futures Contracts	4,163,836
Increase in Net Assets From Operations	$3,912,456

See Notes to Financial Statements.

22	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)
	2005	2004

OPERATIONS:
Net investment income (loss)	$(251,380)	$401,909
Net realized gain	77,428,815	43,487,823
Change in net unrealized appreciation/depreciation	(73,264,979)	29,380,672
Increase in Net Assets From Operations	3,912,456	73,270,404
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTES 1 AND 5):
Net realized gains	(38,634,368)	(6,640,272)
Decease in Net Assets From Distributions to Shareholders	(38,634,368)	(6,640,272)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	52,927,618	74,033,531
Reinvestment of distributions	11,626,681	1,207,953
Cost of shares repurchased	(253,878,117)	(195,014,497)
Decrease in Net Assets From Fund Share Transactions	(189,323,818)	(119,773,013)
Decrease in Net Assets	(224,045,730)	(53,142,881)
NET ASSETS:
Beginning of year	438,478,420	491,621,301
End of year*	$214,432,690	$438,478,420
* Includes undistributed net investment income of:	$40,761	$113,594

See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	23

Financial Highlights
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2005	2004		2003		2002	2001

Net Asset Value, Beginning of Year	$16.45	$14.29		$10.22		$12.80	$12.91
Income (Loss) From Operations:
Net investment loss	(0.05)	(0.04)		(0.00	)(2)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.65	2.46		4.07		(2.56)	(0.10)
Total Income (Loss) From Operations	0.60	2.42		4.07		(2.58)	(0.11)
Less Distributions From:
Net realized gains	(2.84)	(0.26)		—		—	—
Total Distributions	(2.84)	(0.26)		—		—	—
Net Asset Value, End of Year	$14.21	$16.45		$14.29		$10.22	$12.80
Total Return(3)	3.27%	16.94%		39.82%		(20.16)%	(0.85)%
Net Assets, End of Year (000s)	$36,173	$38,216		$40,198		$27,281	$33,576
Ratios to Average Net Assets:
Gross expenses	1.32%	1.28%		1.13%		1.26%	1.23%
Net expenses	1.27 (4)	1.28	(4)(5)	1.13		1.26	1.23
Net investment loss	(0.29)	(0.27)		(0.01)		(0.17)	(0.08)
Portfolio Turnover Rate	86%	84%		119%		83%	87%
(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The distributor reimbursed a portion of its distribution fees.
(5)	The administrator voluntarily waived a portion of its administration fee.

See Notes to Financial Statements.

24	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$15.36	$13.45	$9.71	$12.26	$12.45
Income (Loss) From Operations:
Net investment loss	(0.17)	(0.14)	(0.10)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	0.61	2.31	3.84	(2.45)	(0.09)
Total Income (Loss) From Operations	0.44	2.17	3.74	(2.55)	(0.19)
Less Distributions From:
Net realized gains	(2.84)	(0.26)	—	—	—
Total Distributions	(2.84)	(0.26)	—	—	—
Net Asset Value, End of Year	$12.96	$15.36	$13.45	$9.71	$12.26
Total Return(2)	2.45%	16.14%	38.52%	(20.80)%	(1.53)%
Net Assets, End of Year (000s)	$14,735	$20,845	$21,613	$17,627	$24,557
Ratios to Average Net Assets:
Gross expenses	2.09%	2.00%	2.02%	2.00%	1.97%
Net expenses	2.09	2.00 (3)	2.02	2.00	1.97
Net investment loss	(1.12)	(0.99)	(0.90)	(0.93)	(0.82)
Portfolio Turnover Rate	86%	84%	119%	83%	87%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The administrator voluntarily waived a portion of its administration fee.

See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	25

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)(2)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$15.36	$13.46	$9.71	$12.26	$12.45
Income (Loss) From Operations:
Net investment loss	(0.16)	(0.14)	(0.10)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	0.60	2.30	3.85	(2.45)	(0.09)
Total Income (Loss) From Operations	0.44	2.16	3.75	(2.55)	(0.19)
Less Distributions From:
Net realized gains	(2.84)	(0.26)	—	—	—
Total Distributions	(2.84)	(0.26)	—	—	—
Net Asset Value, End of Year	$12.96	$15.36	$13.46	$9.71	$12.26
Total Return(3)	2.44%	16.05%	38.62%	(20.80)%	(1.53)%
Net Assets, End of Year (000s)	$17,944	$21,577	$20,285	$14,419	$18,108
Ratios to Average Net Assets:
Gross expenses	2.09%	2.00%	2.03%	1.99%	1.98%
Net expenses	2.09	2.00 (4)	2.03	1.99	1.98
Net investment loss	(1.11)	(0.99)	(0.91)	(0.91)	(0.82)
Portfolio Turnover Rate	86%	84%	119%	83%	87%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The administrator voluntarily waived a portion of its administration fee.

See Notes to Financial Statements.

26	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares(1)	2005	2004	2003	2002		2001

Net Asset Value, Beginning of Year	$16.88	$14.59	$10.42	$13.00		$13.07
Income (Loss) From Operations:
Net investment income	0.02	0.03	0.04	0.03		0.04
Net realized and unrealized gain (loss)	0.68	2.52	4.15	(2.60)		(0.09)
Total Income (Loss) From Operations	0.70	2.55	4.19	(2.57)		(0.05)
Less Distributions From:
Net investment income	—	—	(0.02)	(0.00	)(2)	(0.01)
Net realized gains	(2.84)	(0.26)	—	—		—
Return of capital	—	—	—	(0.01)		(0.01)
Total Distributions	(2.84)	(0.26)	(0.02)	(0.01)		(0.02)
Net Asset Value, End of Year	$14.74	$16.88	$14.59	$10.42		$13.00
Total Return(3)	3.79%	17.48%	40.21%	(19.77)%		(0.37)%
Net Assets, End of Year (000s)	$145,581	$357,840	$409,525	$258,539		$295,812
Ratios to Average Net Assets:
Gross expenses	0.82%	0.79%	0.80%	0.80%		0.80%
Net expenses	0.82	0.78 (4)	0.80	0.80		0.80
Net investment income	0.11	0.22	0.32	0.29		0.36
Portfolio Turnover Rate	86%	84%	119%	83%		87%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The administrator voluntarily waived a portion of its administration fee.

See Notes to Financial Statements.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	27

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Smith Barney Small Cap Core Fund, Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (“1940 Act”), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices or as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund’s basis in the contracts.

28	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	29

Notes to Financial Statements (continued)

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital

(a)	$—	$(36,856,352)	$36,856,352
(b)	178,547	(178,547)	—
(a)

Reclassifications are primarily due to tax adjustments associated with securities involved in an in-kind distribution and book/tax differences in the treatment of an in-kind distribution of securities.

(b)

Reclassifications are primarily due to book/tax differences in the treatment of distributions from real estate investment trusts, and a book net operating loss that offsets short-term capital gains for tax purposes.

2. Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, TIMCO Asset Management, Inc. (formerly the Travelers Investment Management Company) (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Fund paid the Manager a fee calculated at the annual rate of 0.65% of the Fund’s average daily net assets.

Under the new Investment Management agreement the Fund will continue to pay the Manager a management fee calculated at an annual rate of the Fund’s average daily net assets as shown above.

Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup and currently a wholly-owned subsidiary of Legg Mason,

30	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

acts as the Fund’s administrator. As compensation for its services, the Fund pays SBFM an administration fee calculated at the annual rate of 0.10% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581 . During the period covered by this report, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended December 31, 2005, the Fund paid transfer agent fees of $66,488 to CTB. In addition, for the period ended December 31, 2005, the Fund also paid $16,277 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended December 31, 2005, CGM, its affiliates and LMIS received sales charges of approximately $21,000 on sales of the Fund’s Class A shares. In addition, for the period ended December 31, 2005, CDSCs paid to CGM, its affiliates and LMIS were approximately:

	Class B	Class C

CDSCs	$14,000	$2,000

The Fund has adopted an unfunded, non-qualified deferred compensation Plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	31

Notes to Financial Statements (continued)

performance. Any gains earned or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred.

As of December 31, 2005, the Fund had accrued $3,020 as deferred compensation payable.

Certain officers and one director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$255,846,580
Sales	474,962,982

At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,040,942
Gross unrealized depreciation	(7,052,362)
Net unrealized appreciation	$32,988,580

At December 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
Russell 2000 Index	5	3/06	$1,736,665	$1,695,750	$(40,915)

4. Class Specific Expenses

Pursuant to a Distribution Plan (the “Plan”), the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 2005, total distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Distribution Fees	$90,395	$175,061	$191,302

32	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

During the year ended December 31, 2005, CGM reimbursed a portion of its distribution fees in the amount of $19,278, which represents the excess of payments made by the Fund with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing its services under the Plan.

For the year ended December 31, 2005, total transfer agent fees were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$69,736	$29,907	$31,685	$159

For the year ended December 31, 2005, total shareholder reports expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$20,237	$16,978	$18,638	$2,849

5. Distributions to Shareholders by Class

	Year Ended December 31, 2005	Year Ended December 31, 2004
Net Realized Gains
Class A	$ 6,236,828	$ 594,645
Class B	2,780,646	343,316
Class C*	3,385,090	359,186
Class Y	26,231,804	5,343,125
Total	$38,634,368	$6,640,272

*  On April 29, 2004, Class L shares were renamed as Class C shares.

6. Capital Shares

At December 31, 2005, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	349,715	$5,674,050	444,691	$6,609,934
Shares issued on reinvestment	394,119	5,791,973	33,374	541,993
Shares repurchased	(521,644)	(8,338,279)	(968,234)	(14,586,498)
Net Increase (Decrease)	222,190	$3,127,744	(490,169)	$(7,434,571)

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	33

Notes to Financial Statements (continued)

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Class B
Shares sold	51,603	$759,765	124,595	$1,742,844
Shares issued on reinvestment	195,865	2,631,669	21,415	324,658
Shares repurchased	(467,421)	(7,029,564)	(395,304)	(5,497,079)
Net Decrease	(219,953)	$(3,638,130)	(249,294)	$(3,429,577)
Class C
Shares sold	77,731	$1,157,940	156,941	$2,202,711
Shares issued on reinvestment	238,415	3,203,039	22,498	341,302
Shares repurchased	(336,354)	(4,945,836)	(282,482)	(3,953,274)
Net Decrease	(20,208)	$(584,857)	(103,043)	$(1,409,261)
Class Y
Shares sold	2,825,391	$45,335,863	4,221,725	$63,478,042
Shares repurchased	(14,141,314)	(233,564,438)	(11,097,602)	(170,977,646)
Net Decrease	(11,315,923)	$(188,228,575)	(6,875,877)	$(107,499,604)

7. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$1,692,374	$—
Net long-term capital gains	36,941,994	6,640,272
Total Distributions Paid	$38,634,368	$6,640,272

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,009,978
Undistributed long-term capital gains — net	2,563,932
Total undistributed earnings	$4,573,910
Other book/tax temporary differences(a)	81,677
Unrealized appreciation(b)	32,947,665
Total accumulated earnings — net	$37,603,252
(a)

Other book/tax temporary differences are attributable primarily to the book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized losses on certain futures contracts, and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in real estate investment trusts.

34	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	35

Notes to Financial Statements (continued)

a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc. (“Legg Mason”).

9. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the funds or the ability of SBFM and its affiliates to continue to render services to the funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees

36	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Notes to Financial Statements (continued)

and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, SBFM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, SBFM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Funds or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	37

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Smith Barney Small Cap Core Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Core Fund, Inc. as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Small Cap Core Fund, Inc. as of December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York February 22, 2006

38	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Small Cap Core Fund, Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	39

Board Approval of Management Agreement (unaudited) (continued)

regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “small cap core funds” by Lipper, showed that the Fund’s performance for all of the time periods presented was below the median. The Board noted that in mid 2004 a new investment team leader and new research director assumed responsibility for the portfolio. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

40	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 15 retail front-end load funds (including the Fund) classified as “small cap core funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received informa-

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	41

Board Approval of Management Agreement (unaudited) (continued)

tion with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”) and authorized the Fund’s officers to submit the New Advisory Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and

42	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Advisory Agreement. To assist the Board in its consideration of the New Advisory Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Advisory Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Advisory Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Advisory Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	43

Board Approval of Management Agreement (unaudited) (continued)

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiii) the terms and conditions of the New Advisory Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Advisory Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

44	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Small Cap Core Fund, Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling Shareholders Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Directors:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1993	Retired; Former Director of Signet Group PLC	27	None
Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None
Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1993	Retired	27	None
Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None
Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None
Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1999	Investment Counselor	27	None
John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, FL 33455 Birth Year: 1930	Director	Since 1999	Retired	27	None

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	45

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	183	None
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior
Vice President and Chief
Administrative Officer of
certain mutual funds
associated with CAM; Chief
Financial Officer and Treasurer
of certain mutual funds
associated with CAM; Head
of International Funds
Administration of CAM (from
2001 to 2003); Director of
Global Funds to Administration
of CAM (from 2000 to 2001);
Head of U.S. Citibank Funds
Administration of CAM (from
1998 to 2000)

				N/A	N/A

46	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of CAM; Chief
Financial Officer and
Treasurer of certain mutual
funds associated with
CAM; Director of Internal
Control for CAM U.S. Mutual
Fund Administration (from
2002 to 2004); Director of
Project Management &
Information Systems for CAM
U.S. Mutual Fund Administration
(from 2000 to 2002); Vice
President of Mutual Fund
Administration at Investors
Capital Services (from 1999
to 2000)

				N/A	N/A
Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of
Compliance at Legg Mason
(since 2005); Chief
Compliance Officer with
certain mutual funds
associated with CAM
(since 2006); Managing
Director of Compliance at
CAM (2002-2005). Prior to
2002, Managing Director-
Internal Audit & Risk Review
at Citigroup

				N/A	N/A
John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006

Vice President of CAM
(since 2004); Chief Anti-
Money Laundering
Compliance Officer with
certain mutual funds
associated with CAM
(since 2006); prior to
August 2004, Chief AML
Compliance Officer with
TD Waterhouse

				N/A	N/A
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with CAM	N/A	N/A

 * Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

** Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	47

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to elect Directors of Smith Barney Small Cap Core Fund, Inc. The following table provides the number of votes cast for or withheld, as well as the number of abstentions and broker non-votes as to this matter at the Special Meeting of Shareholders.

Item Voted On	Votes For	Withheld	Abstentions	Broker Non-Votes
Election of Directors
Nominees:
Lee Abraham	10,791,586.617	58,529.421	0.000	0.000
Jane F. Dasher	10,793,372.706	56,743.332	0.000	0.000
Donald R. Foley	10,791,517.285	58,598.753	0.000	0.000
Richard E. Hanson, Jr.	10,791,517.285	58,598.753	0.000	0.000
Paul Hardin	10,791,236.788	58,879.250	0.000	0.000
Roderick C. Rasmussen	10,792,483.391	57,632.647	0.000	0.000
John P. Toolan	10,791,517.285	58,598.753	0.000	0.000
R. Jay Gerken	10,787,349.996	62,766.042	0.000	0.000

48	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

Additional Shareholder Information (unaudited) (continued)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to approve a new management agreement for Smith Barney Small Cap Core Fund, Inc. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to this matter.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	10,628,759.353	41,867.922	39,890.763	139,598.000

Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report	49

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005

Record Date:	8/18/05	12/8/05
Payable Date:	8/19/05	12/9/05
Ordinary Income:
Qualified Dividend Income for Individuals	—	33.26%
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	33.43%
Long-Term Capital Gain Dividend	$0.194412	$2.522451

Please retain this information for your records.

50	Smith Barney Small Cap Core Fund, Inc. 2005 Annual Report

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Smith Barney Small Cap Core Fund, Inc.

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering

Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

TIMCO Asset Management, Inc.

ADMINISTRATOR

Smith Barney Fund

Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and

Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

Smith Barney Small Cap Core Fund, Inc.

SMITH BARNEY SMALL CAP CORE FUND, INC.
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the
Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference
Room in Washington, D.C., and information on the operation of the
Public Reference Room may be obtained by calling 1-800-SEC-0330.
To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling 1-800-451-2010, (2) on the
Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the
general information of the
shareholders of Smith Barney Small
Cap Core Fund, Inc., but it may also
be used as sales literature when
preceded or accompanied by the
current prospectus.

This report must be preceded or
accompanied by a free
prospectus. Investors should
consider the Fund’s investment
objectives, risks, charges and
expenses carefully before
investing. The prospectus
contains this and other important
information about the Fund.
Please read the prospectus
carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD01319 2/06                  06-9619

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane F. Dasher, a chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $20,500 in 2004 and $20,500 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4. In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Small Cap Core Fund, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,300 in 2004 and $2,300 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Small Cap Core Fund, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Small Cap Core Fund, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Small Cap Core Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Small Cap Core Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Small Cap Core Fund, Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Small Cap Core Fund, Inc.` Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Small Cap Core Fund, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Small Cap Core Fund, Inc.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Small Cap Core Fund, Inc.

Date:	March 10, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Small Cap Core Fund, Inc.

Date:	March 10, 2006

By:	/s/ Robert J. Brault (Robert J. Brault) Chief Financial Officer of Smith Barney Small Cap Core Fund, Inc.

Date:	March 10, 2006